UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 30, 2005
                                 --------------
                Date of report (Date of earliest event reported)

                             ACME UNITED CORPORATION
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

          Connecticut                    001-07698              06-0236700
(State or Other Jurisdiction of         (Commission            (IRS Employer
 Incorporation or Organization)         File Number)          Identification)

                  1931 Black Rock Turnpike, Fairfield, CT 06825
                  ---------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (203) 332-7330
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                  ---------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01         Regulation FD Disclosure

         On March 29, 2005 Acme United Corporation, issued a press release announcing the approval by its Board of Directors of a cash dividend of 2 cents per share on its outstanding common stock. The dividend is payable on April 29, 2005 to stockholders of record on the close of business on April 8, 2005.





                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  ACME UNITED CORPORATION


Date: March 30, 2005              By: /s/  Paul G. Driscoll
                                      ------------------------------------
                                      Paul G. Driscoll
                                      Vice President and Chief Financial Officer